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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Biogen, Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 14, 2003               /s/ James C. Mullen
                                    --------------------------------------------
                                    JAMES C. MULLEN
                                    CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                    AND PRESIDENT


Dated: March 14, 2003               /s/ Peter N. Kellogg
                                    --------------------------------------------
                                    PETER N. KELLOGG
                                    EXECUTIVE VICE PRESIDENT -- FINANCE
                                    AND CHIEF FINANCIAL OFFICER


        The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.












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